Comparative Figures	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Comparative Figures
48.	COMPARATIVE FIGURES
The Group has initially applied IFRS 15 and IFRS 9 (2014) at January 1, 2018. Under the transition method chosen, comparative information is not restated. Further details of the changes in accounting policies are disclosed in Note 2.
The Group has initially applied IFRS 16 at January 1, 2019 using the modified retrospective approach. Under this approach, comparative information is not restated. Further details of the changes in accounting policies are disclosed in Note 2.